Exhibit 99.2

Investor Presentation Fourth Quarter 2019 INVESTOR PRESENTATION SUBORDINATED NOTES OFFERING Strictly Private & Confidential

Forward-Looking Statements This Confidential Investor Presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Bridgewater Bancshares, Inc. (the “Company”). These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the negative effects of the COVID-19 pandemic, including its effects on the economic environment, our clients and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; business and economic conditions generally and in the financial services industry, nationally and within our market area; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the future implementation of the Current Expected Credit Loss Standard; our high concentration of large loans to certain borrowers; our concentration of large deposits from certain clients; our ability to successfully manage liquidity risk; our dependence on non-core funding sources and our cost of funds; our ability to raise additional capital to implement our business plan, including our ability to complete a possible preferred stock offering on acceptable terms; our ability to implement our growth strategy and manage costs effectively; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative reference rates; the composition of our senior leadership team and our ability to attract and retain key personnel; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes; interest rate risk; fluctuations in the values of the securities held in our securities portfolio; the imposition of tariffs or other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics (including the COVID-19 pandemic), acts of war or terrorism or other adverse external events; potential impairment to the goodwill we recorded in connection with our past acquisition; changes to U.S. tax laws, regulations and guidance; and any other risks described in the “Risk Factors” sections of reports and other documents filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this Confidential Investor Presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this Confidential Investor Presentation. Disclaimer 2

The information contained herein is a summary and it is not complete. It has been prepared for use only in connection with the private placement (the “Placement”) of securities (the “Securities”) of the Company, the holding company of Bridgewater Bank (the “Bank”). The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws, and may not be re-offered or re-sold absent registration or an applicable exemption from the registration requirements. The Securities are not a deposit or an account that is insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The information in this Confidential Investor Presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person and is subject to the letter agreement regarding confidentiality between the Company and the original recipient of this Confidential Investor Presentation. The Company reserves the right to request the return of this Confidential Investor Presentation at any time. This Confidential Investor Presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This Confidential Investor Presentation does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this Confidential Investor Presentation (including, without limitation, reviewing the information being provided by the Company concurrently with this Confidential Investor Presentation) and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Confidential Investor Presentation. The information contained herein is being furnished solely for the purpose of enabling prospective investors to determine whether they wish to proceed with further investigation of the Company and the Placement. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained herein speaks as of the date hereof. Neither the delivery of this information or any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company’s business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither the Company nor any of its affiliates undertakes any obligation to update or revise this Confidential Investor Presentation. The Company anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information and complete your own due diligence review concerning the Company and the Placement prior to entering into any agreement to purchase Securities. By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own attorneys, accountants, and other professional advisors regarding the Company and the merits and risks of an investment in the Securities, including all related legal, investment, tax, and other matters. The Company shall not have any liability for any information included herein or otherwise made available in connection with the Placement, except for liabilities expressly assumed by the Company in the definitive purchase agreement and the related documentation for each purchase of Securities. The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Placement. The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), THE FDIC, OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC, THE FDIC, OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS CONFIDENTIAL INVESTOR PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. Certain of the information contained in this Confidential Investor Presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. Safe Harbor Statement 3

Terms of the Proposed Offering 4 • Bridgewater Bancshares, Inc. (NASDAQ: BWB) Issuer • Subordinated Notes Security • 10 years / 2031 Term / Maturity • $30 Million Offering Size • Five-year non-call period, callable at par plus accrued but unpaid interest thereafter Redemption • 5 year fixed rate, semi-annual coupons; thereafter 5 year floating rate, quarterly coupons Coupon Structure • Consistent with regulatory requirements for Tier 2 Capital Covenants • General corporate purposes, including support for organic growth plans, support for bank level capital ratios and possible redemption or repurchase of currently outstanding indebtedness Use of Proceeds • Kroll Bond Rating Agency: BBB- Credit Rating • Placement Agent • Regulation D Private Placement with Registration Rights Issuance Type

Company Overview 5 Company Highlights Company Overview Franchise Footprint Name: Bridgewater Bancshares, Inc. Headquarters: Saint Louis Park, MN Ticker: NASDAQ: BWB Assets: $3.1 Billion Loans: $2.4 Billion Deposits: $2.6 Billion Equity: $279 Million • Founded in 2005 by a group of banking industry veterans and local business leaders • Publicly traded on NASDAQ since March 14, 2018 under the symbol “BWB” • The Company operates through seven branches across the Twin Cities MSA • Continuous profitability since the third month of operations • Record of stability, growth and profitability through the Great Recession and recovery, and, more recently, through the COVID-19 pandemic • Expertise in commercial real estate with an expertise in multifamily lending • Organizational focus on productivity and risk management • Efficient operating model, with an efficiency ratio consistently in the low 40s% Twin Cities MSA Note: Data as of March 31, 2021

Our History 6 March: Bridgewater Bancshares, Inc. completes its IPO and stock is publicly traded on Nasdaq Stock Market November: St. Paul branch opens for business June: Private offering raises $5.2 million December: Issues subordinated debt for $3.5 million April: Assets surpass $1.0 billion May: First National Bank of the Lakes opens as Bridgewater Bank June: Private equity firms invest $27.5 million Assets surpass $3.0 billion producing a 1.47% ROAA in Q1 2021

Mark Hokanson Chief Technology Officer Mark joined Bridgewater Bank in 2019 as Chief Technology Officer. In his position, Mark is responsible for driving the Bank’s technology strategy by developing innovative, robust, and secure solutions that generate efficiencies across the organization. By leading a dynamic team of IT professionals, Mr. Hokanson ensures the Bank’s technology roadmap is aligned with business goals and growth objectives. Lisa Salazar Chief Deposit Officer Lisa joined Bridgewater Bank in 2018. As Chief Deposit Officer, Lisa is responsible for driving accountability and results through initiatives that deliver revenue growth, market share, new business opportunities and market penetration. In addition to leading a talented team of deposit and business services professionals, she is responsible for driving the strategic direction of the Bank’s product offering by maintaining awareness of industry trends. Nick Place Chief Lending Officer Nick joined Bridgewater Bank in 2007. As Chief Lending Officer, Nick oversees a talented team of lenders as well as an active portfolio of loans. In addition to his managerial responsibilities, he actively engages in loan origination, primarily focusing on real estate lending in the Minneapolis/St. Paul metro area. Nick has been instrumental in strategically developing specialty loan products in response to market demands. Jeff Shellberg Executive Vice President, Chief Credit Officer & Director Jeff is a founder of the Company and founding director of the board. He has worked in the regulatory and commercial banking industry for over 30 years. As Executive Vice President and Chief Credit Officer, Jeff is responsible for all aspects of the Bank’s credit policies and risk management systems. He currently chairs the loan and appraisal committees and plays an integral role in credit actions on the Bank’s largest lending relationships. Joe Chybowski Chief Financial Officer Joe serves as Chief Financial Officer and has been with Bridgewater Bank since 2013. In his position, Joe directs and manages all financial-related activities for the Bank, including but not limited to accounting, regulatory reporting, liquidity management, investment strategies, insurance and capital development. Additionally, he chairs the Bank’s Asset Liability Management and Investment committees. Jerry Baack Chairman of the Board, Chief Executive Officer & President As the principal founder of the Company and the Bank, Jerry was responsible for all aspects of the Bank’s formation, including the initial capital raise, business plan, board and management team structure and recruitment, charter and regulatory approval. He currently serves as Chairman of the Board, Chief Executive Officer and President of the Company, positions he has held since the Bank was founded in 2005. Executive Vice President & Chief Operating Officer Mary Jayne Crocker Mary Jayne has been with the Bank since its origin and has served as Executive Vice President and COO since January 2014. Prior to her role as COO, she was the Bank’s Senior Vice President of Communications, where she was instrumental in building awareness of the Bridgewater Bank brand, creating the branch network, introducing banking solutions and helping develop a strong positive culture. In her current role, Mary Jayne is responsible for directing the implementation of all strategic initiatives. Each day she ensures BWB delivers on its promise to be the finest entrepreneurial bank in the Twin Cities to clients, investors and BWB team members alike. Strategic Leadership Team 7 Our greatest asset is our people

4.00% 1.08% 2.91% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Minneapolis Midwest US 8 #1 Fortune 500 companies per capita (16)1 Large Corporate Presence #1 State with highest average credit score (720)2 Credit Worthy Population #1 Best place for women entrepreneurs3 Women Entrepreneurs #5 State with educational achievement beyond high school (59% of age 25-64 population)4 Educated Workforce #7 America’s top states for business5 Business Focus Top 20 Most populated area in the U.S. with 4% projected population growth by 2026 High Growth MSA 1 Source: Minnesota Department of Employment and Economic Development 2 Source: Experian – State of Credit, 2020 3 Source: Minneapolis-St. Paul Smart AssetTM, 2020 4 Source: Lumina Foundation, A Stronger Nation – National Report, 2019 5 Source: CNBC, 2019 6 Source: S&P Global Market Intelligence, Midwest includes ND, SD, NE, KS, MN, IA, MO, WI, IL, IN and OH Banking industry disruption caused by M&A activity leading to opportunities for client and talent acquisition Banking Industry Disruption Twin Cities / Minnesota Market $86,382 $64,386 $67,761 $0 $20,000 $40,000 $60,000 $80,000 $100,000 Minneapolis Midwest US 2021 Median Household Income ($) ⁶ 2021 – 2026 Proj. Population Growth (%) ⁶

Source: S&P Global Market Intelligence; deposit market share data as of June 30, 2020 Growing Market Share 2006 Total Market 2020 Total Market Top 10 Institutions Deposits ($000) Share Top 10 Institutions Deposits ($000) Share Wells Fargo & Co. 16,308,234 $ 27.59% U.S. Bancorp 83,341,943 $ 38.23% U.S. Bancorp 15,535,660 $ 26.28% Wells Fargo & Co. 65,154,088 $ 29.88% TCF Financial Corp. 3,686,508 $ 6.24% TCF Financial Corp. 8,226,068 $ 3.77% Marshall & Iisley Corp. 1,729,917 $ 2.93% Bank of Montreal 5,928,722 $ 2.72% Bremer Financial Corp. 1,720,239 $ 2.91% Bremer Financial Corp. 5,801,429 $ 2.66% Associated Banc-Corp 1,162,530 $ 1.97% Ameriprise Bank, fsb 5,300,381 $ 2.43% Klein Financial Inc. 880,289 $ 1.49% Bank of America Corp. 4,634,383 $ 2.13% Inter Savings Bank, fsb 558,660 $ 0.94% Old National Bancorp 3,585,042 $ 1.64% Excel Bank Corp. 505,614 $ 0.86% Bridgewater Bancshares 2,289,454 $ 1.05% American Bancorp 457,414 $ 0.77% Associated Banc-Corp 2,277,702 $ 1.04% Total Deposits 42,545,065 $ 71.98% Total Deposits 186,539,212 $ 85.55% Total Bank Deposits 59,119,026 $ 197 Total Bank Deposits 218,026,091 $ 144 % of Twin Cities MSA Deposits 71.98% % of Twin Cities MSA Deposits 85.55% Total Bank Deposits - Minneapolis-St.Paul-Bloomington, MN-WI MSA 197 banks 144 banks 9 , Inc. Huntington Bancshares, Inc. 2006 2020

Business Line Highlights 10 Commercial Banking • Commercial Real Estate Lending • Acquisition Lending • Construction Lending • Tax Credit Bridge Financing • Long-term Multifamily Financing • Commercial & Business Lending • Business Banking • Business / Cash Management Services • Personal Banking • HELOCs Business and Personal Banking Bridgewater is committed to serving the diverse needs of commercial real estate investors, small business entrepreneurs and high net worth individuals

Differentiators 11 Highly visible brand with extensive referral network

BRIDGEWATER BANCSHARES, INC.

Financial Highlights

		2019	2020	Q1 2021
Profitability	Net Income	$31.4 million	$27.2 million	$10.7 million
	Pre-Provision Net Revenue ("PPNR") [1]	$43.7 million	$54.7 million	$15.6 million
	ROAA	1.49%	1.04%	1.47%
	PPNR ROAA [1]	2.07%	2.09%	2.15%
	ROAE	13.5%	10.5%	15.9%
	Net Interest Margin (FTE)	3.59%	3.46%	3.60%
	Adjusted Efficiency Ratio [1]	43.3%	40.5%	40.7%
Balance Sheet	Total Assets	$2.3 billion	$2.9 billion	$3.1 billion
	Loans HFI	$1.9 billion	$2.3 billion	$2.4 billion
	Total Deposits	$1.8 billion	$2.5 billion	$2.6 billion
	Loan / Deposit Ratio	105%	88% [2]	86% [2]
	Total Equity	$245 million	$265 million	$279 million
Capital Ratios	Tang. Common Equity / Tang. Assets [3]	10.65%	8.96%	8.99%
	Tier 1 Leverage Ratio	10.69%	9.28%	9.11%
	Tier 1 Common Capital Ratio	11.39%	10.35%	10.34%
	Tier 1 Risk-Based Capital Ratio	11.39%	10.35%	10.34%
	Total Risk-Based Capital Ratio	12.98%	14.58%	14.46%
Asset Quality	NPAs / Assets [4]	0.02%	0.03%	0.03%
	NPLs / Loans	0.02%	0.03%	0.03%
	LLR / Loans HFI (excl. PPP Loans)	1.18%	1.59%	1.59%
	NCOs / Average Loans, Annualized	0.01%	0.02%	(0.01%)

[1] Represents a Non-GAAP financial measure to exclude the historic tax credit amortization, FHLB prepayment fees and gains on sales of securities; see Appendix for Non-GAAP reconciliation

[2] Excludes PPP loans

[3] Represents a Non-GAAP financial measure; see Appendix for Non-GAAP reconciliation

[4] NPAs / Assets = (Nonaccrual Loans + OREO) / Total Assets

12

$39,137 $43,735 $54,694 $62,392 $26,920 $31,403 $27,194 $42,684 2.20% 2.07% 2.09% 2.15% 1.51% 1.49% 1.04% 1.47% 2018 2019 2020 Q1 2021 PPNR¹ Net Income PPNR ROAA¹ ROAA 1 Represents a Non-GAAP financial measure to exclude the historic tax credit amortization, FHLB prepayment fees and gains on sales of securities; see Appendix for Non-GAAP reconciliation Note: Dollars in thousands; 2021Q1 figures annualized Exceptional Core Earnings Pre-Provision Net Revenue¹, Net Income, and ROAA 13

*Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% Note: Dollars in thousands • 26.3% YoY growth in net interest income (Q1 2021 vs Q1 2020) • Net interest income included the accelerated recognition of $1.1 million of PPP loan origination fees in Q1 2021, which contributed 15 bps to NIM, and included the accelerated recognition of $1.1 million of PPP loan origination fees in Q4 2020, which contributed 16 bps to NIM • Q1 2021 and Q4 2020 NIM were 3.52% and 3.52%, respectively, when excluding PPP loans and corresponding deposits • Total interest earning asset yield declined 15 bps while total interest bearing liability cost decreased 20 bps when compared to the linked-quarter (Q1 2021 vs Q1 2020) • Excess cash weighs 6 bps on NIM during the Q1 2021 quarter Growing Net Interest Income $20,102 $21,342 $21,679 $24,841 $25,935 3.59% 3.38% 3.28% 3.61% 3.60% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Interest Income Net Interest Margin* 14

1.59 1.59 1.44 1.49 0.19 0.16 0.29 0.02 41.7 43.3 40.5 40.7 46.5 47.4 49.0 41.2 -50 -30 -10 10 30 50 70 0 0.5 1 1.5 2 2.5 3 2018 2019 2020 Q1 2021 Adjustment Factors¹ / Avg. Assets Adj. NIE / Avg. Assets Adjusted Efficiency Ratio¹ Efficiency Ratio¹ $18,620 $22,076 $25,568 $28,408 $2,351 $3,085 $3,258 $4,220 $1,402 $1,643 $2,401 $3,012 $5,896 $6,903 $6,379 $7,580 $3,293 $3,225 $738 $472 $7,043 $31,562 $36,932 $45,387 $43,692 2018 2019 2020 Q1 2021 Personnel Occupancy Technology Other Historic Tax Credit Amortization FHLB Advance Prepayment Fees Stable Core Operating Efficiency Efficiency Ratio Operating Expense Composition ² 15 1 Represents a Non-GAAP financial measure to exclude the historic tax credit amortization, FHLB prepayment fees and gains on sales of securities; see Appendix for Non-GAAP reconciliation 2 2021Q1 metrics annualized Note: Dollars in thousands

$221 $245 $265 $279 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2018 2019 2020 Q1 2021 $1,561 $1,823 $2,502 $2,639 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2018 2019 2020 Q1 2021 $1,974 $2,269 $2,927 $3,072 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2018 2019 2020 Q1 2021 $1,665 $1,912 $2,188 $2,263 $138 $163 $1,665 $1,912 $2,326 $2,426 ($300) $200 $700 $1,200 $1,700 $2,200 $2,700 $3,200 $3,700 2018 2019 2020 Q1 2021 Gross Loans (ex. PPP) PPP Loans Organic Balance Sheet Growth 16 Total Assets ($M) Gross Loans ($M) Total Deposits ($M) Total Equity ($M) Note: CAGRs calculated using December 31, 2017 and March 31, 2021 balances

• Robust organic growth, without M&A • Well diversified portfolio among asset classes • Geographic concentration in Twin Cities MSA, with greater than 85% of loans within the market • Multifamily focus and expertise 12.6% 10.3% 7.3% 8.0% 13.6% 13.6% 12.7% 12.2% 0.2% 0.2% 0.3% 0.3% 24.5% 26.9% 26.9% 27.4% 3.9% 3.5% 3.2% 3.3% 29.5% 31.0% 30.5% 29.7% 15.7% 14.5% 13.1% 12.4% 6.0% 6.7% $1,664,931 $1,912,038 $2,326,428 $2,426,123 2018 2019 2020 Q1 2021 Construction & Development 1-4 Family Consumer & Other Multifamily Owner-Occupied CRE Non Owner-Occupied CRE Commercial & Industrial Paycheck Protection Program Historical Loan Composition 17 Note: Dollars in thousands

$293,010 $191,381 $66,552 $37,083 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Loan Portfolio Composition Loans by Type Loan Portfolio Composition CRE NOO 29.7% Multifamily 27.4% C&D 8.0% 1-4 Family 12.2% CRE OO 3.3% C&I 12.4% PPP 6.7% Consumer & Other 0.3% $2.43 Billion COVID-19 Loan Modification Summary ($000) % of Balance Total Investor Real Estate Secured CRE Nonowner Occupied (CRE NOO) 720,396 $ 29.7% Multifamily 665,415 27.4% Construction and Development (C&D) 193,372 8.0% Total Investor Real Estate Secured 1,579,183 65.1% 1-4 Family Residential 294,964 12.2% CRE Owner Occupied (CRE OO) 79,665 3.3% Commercial and Industrial (C&I) 301,023 12.4% SBA Paycheck Protection Program (PPP) 163,258 6.7% Consumer and Other 8,030 0.3% Total Loans, Gross 2,426,123 100.0% 18 • As of March 31, 2021, only 19 loans remained under COVID-19 modifications, with an aggregate balance of $37.1 million - 15 loans ($31.7 million) were on interest-only payments - 3 loans ($0.6 million) were on payment deferral - 1 loan ($4.8 million) was on an extended amortization schedule Loan Modification Detail 1.6% of Gross Loans (Ex. PPP) 2.9% of Gross Loans (Ex. PPP) 8.6% of Gross Loans (Ex. PPP) 13.6% of Gross Loans (Ex. PPP) Note: Data as of March 31, 2021; dollars in thousands

New vs. Existing Client PPP Origination Summary as of March 31, 2021 Number of Loans Principal Balance Origination Fees Round 1 1,200 $ 181,600 $ 5,706 Round 2 517 70,144 3,041 Total 1,717 $ 251,744 $ 8,747 PPP Loans Existing Client 58.3% New Client 41.7% PPP Outstanding Summary As of and for the Three Months Ended 3/31/2021 Program Lifetime # of Loans Principal Balance Net Fees Earned Unrecognized Fees Net Fees Generated Net Fees Earned Round 1 412 $ 93,114 $ 1,431 $ 1,347 $ 5,706 $ 4,359 Round 2 517 70,144 68 2,973 3,041 68 Total 929 $ 163,258 $1,499 $ 4,320 $ 8,747 $ 4,427 19 Note: Data as of March 31, 2021; dollars in thousands

Asset Quality Asset Quality Classified Assets Nonperforming Assets ¹ Allowance for Loan Losses Net Charge-Offs 20 ¹ NPAs / Assets = (Nonaccrual Loans + OREO) / Total Assets Note: Dollars in thousands $4,184 $2,695 $15,164 $6,739 1.82% 1.01% 4.54% 1.94% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 2018 2019 2020 Q1 2021 Classified Assets % of Bank Tier 1 Capital + ALLL $581 $461 $775 $770 0.03% 0.02% 0.03% 0.03% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $1,000 $2,000 $3,000 2018 2019 2020 Q1 2021 NPAs % of Assets $20,031 $22,526 $34,841 $35,987 1.20% 1.18% 1.59% 1.59% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2018 2019 2020 Q1 2021 ALLL % of Gross Loans (Ex. PPP) $46 $205 $435 $(46) 0.00% 0.01% 0.02% (0.01%) (0.05%) (0.03%) 0.00% 0.03% $(150) $100 $350 $600 $850 $1,100 $1,350 2018 2019 2020 Q1 2021 NCOs % of Avg. Loans

CRE NOO Retail 45.7% 1-4 Family 20.1% Owner Occupied 12.9% C&I 18.9% C&D 2.2% Consumer & Other 0.2% $7 Million C&I 48.0% CRE NOO Retail 15.8% CRE NOO Hotels 27.0% 1-4 Family 1.2% CRE Other 8.0% Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Watch List By Loan Type Classified List By Loan Type $58 Million Asset Quality Watch List Characteristics Loan Balance Outstanding $58,256 % of Total Loans, Gross 2.4% Number of Loans 23 Average Loan Size $2,533 Classified List Characteristics Loan Balance Outstanding $6,739 % of Total Loans, Gross 0.3% Number of Loans 19 Average Loan Size $355 % of Bank Tier 1 Capital + ALLL 1.9% 21 Note: Data as of March 31, 2021; dollars in thousands

23.6% 24.5% 26.9% 27.0% 11.5% 14.5% 14.6% 16.4% 25.8% 28.3% 26.3% 30.0% 20.4% 19.8% 14.1% 13.1% 18.7% 12.9% 18.1% 13.5% $1,560,934 $1,823,310 $2,501,636 $2,638,654 2018 2019 2020 Q1 2021 Noninterest Bearing Transaction Deposits Interest Bearing Transaction Deposits Savings & Money Market Deposits Time Deposits Brokered Deposits ¹ Core deposits defined as total deposits excluding time deposits > $250,000 and brokered deposits Note: Dollars in thousands Historical Deposit Composition • Continue to hire in-market bankers with loyal client bases from institutions disrupted by M&A • Average core deposits per branch surpassed $300 million ¹ • Efficiently supplementing core deposits with ultra-low cost brokered deposits ✓ Most recent brokered deposit costs = 1 bp 22

$37,838 $33,351 $22,315 $16,741 $9,248 $34,468 $10,164 $29,182 $11,458 $13,896 $72,306 $43,515 $51,497 $28,199 $23,144 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Retail Time Deposit Maturities Wholesale Time Deposit Maturities* *Excludes rolling short term brokered funding balances related to interest rate hedges 1 Rate indicated assumes renewal into like term at market rates as of April 27, 2021 Note: Dollars in thousands • $218.7 million in time deposits maturing in the next 5 quarters at a blended cost of 1.65% Deposit Repricing Opportunities Time Deposit Maturities Time Deposit Repricing Maturity Dates Balance Weighted Avg. Yield Implied Repricing Rate1 % of Total Portfolio Apr-21 24,229 $ 1.32% 0.40% 4.43% May-21 25,587 1.91% 0.47% 4.68% Jun-21 22,490 1.78% 0.56% 4.12% Jul-21 13,064 1.53% 0.42% 2.39% Aug-21 16,644 1.68% 0.47% 3.05% Sep-21 13,807 1.20% 0.38% 2.53% Oct-21 26,890 1.52% 0.58% 4.92% Nov-21 10,272 1.42% 0.48% 1.88% Dec-21 14,335 1.65% 0.49% 2.62% Jan-22 11,127 1.32% 0.43% 2.04% Feb-22 11,233 1.69% 0.61% 2.06% Mar-22 5,839 1.30% 0.38% 1.07% Apr-22 8,897 2.57% 0.61% 1.63% May-22 6,125 2.59% 0.59% 1.12% Jun-22 8,122 2.07% 0.65% 1.49% Total 218,661 $ 1.65% 0.50% 40.01% 23

14.3% 14.2% 18.4% 19.2% 16.5% 18.9% 19.8% 22.3% $607,993 $749,816 $1,121,145 $1,272,829 2018 2019 2020 Q1 2021 On-Balance Sheet Liquidity as a % of Assets Off-Balance Sheet Liquidity as a % of Assets Liquidity 24 Sources of Liquidity • The Company’s liquidity position remains strong • Primary funding source is relationship driven core deposits • The Company has not historically paid dividends on its common stock • As of March 31. 2021, the Holding Company had $26.7 million of cash and cash equivalents On & Off-Balance Sheet Liquidity as % of Assets Note: As of March 31, 2021 unless otherwise stated Available Balance Funding Source ($000) Cash $191,885 Unpledged Securities 397,326 FHLB Advances 430,827 Unsecured Line of Credit 143,000 Secured Line of Credit 25,000 FRB Discount Window 84,791 Total $1,272,829

$115.5M CA 20.4% MN 20.1% MI 8.0% IL 5.6% NY 4.6% IN 4.1% PA 3.9% ND 3.4% VA 3.1% TX 3.0% Other 23.9% Securities Portfolio Highlights Portfolio Distribution Portfolio Detail $388.3M Treasury 0.3% SBA 9.9% MBS 31.9% Municipal 29.8% Corporate 18.6% ABS 9.6% 25 • Corporate securities comprised of financial institution senior and subordinated debentures Municipal Bond Geography Note: Loan pies based on book values; financial data as of March 31, 2021 Unreal. Tax Book Market Gain / Equiv. Average Average Value Value (Loss) Yield Maturity Duration ($000) ($000) ($000) (%) (years) (years) U.S. Treasury Securities $1,010 $1,011 $1 0.11 1.4 1.4 SBA Securities 38,327 38,051 (276) 1.68 12.3 0.4 MBS 123,913 123,266 (647) 1.21 26.1 4.3 Municipal Bonds 115,544 122,122 6,578 3.77 11.4 6.6 Corporate Securities 72,038 74,071 2,033 5.12 7.9 3.2 ABS 37,456 38,805 1,349 1.49 26.3 1.1 Total $388,288 $397,326 $9,037 2.80 16.8 4.1 Securities Portfolio Ratings AAA 24.5% AAA / AA+ 26.4% AA+ / AA- 16.2% A+ / A- 7.3% BBB+ / BBB- 12.5% NR, 13.2% $388.3M

14.55% 12.98% 14.58% 14.46% 11.50% 12.00% 12.50% 13.00% 13.50% 14.00% 14.50% 15.00% 2018 2019 2020 Q1 2021 12.07% 11.39% 10.35% 10.34% -1.00% 1.00% 3.00% 5.00% 7.00% 9.00% 11.00% 13.00% 15.00% 2018 2019 2020 Q1 2021 11.23% 10.69% 9.28% 9.11% -1.00% 1.00% 3.00% 5.00% 7.00% 9.00% 11.00% 13.00% 15.00% 2018 2019 2020 Q1 2021 11.03% 10.65% 8.96% 8.99% -1.00% 1.00% 3.00% 5.00% 7.00% 9.00% 11.00% 13.00% 15.00% 2018 2019 2020 Q1 2021 Consolidated Capital Ratios 26 Tangible Common Equity / Tangible Assets ¹ Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 1 Represents a Non-GAAP financial measure; see Appendix for Non-GAAP reconciliation

BRIDGEWATER BANCSHARES, INC.

Pro Forma Capital Ratios

		Pro Forma adjustments as of March 31, 2021		
		Proposed Offering	Potential Future Offering Considered	Potential Use of Proceeds
	As Reported 3/31/2021	Pro Forma for $30M Sub Debt [1]	Pro Forma for $30M Sub Debt + $50M Preferred [2]	Pro Forma for $30M Sub Debt + $50M Preferred Redeem $25M Sub Debt [3]
Cash & Securities	$606,411	$635,811	$684,211	$659,349
Net Loans	2,378,863	2,378,863	2,378,863	2,378,863
Intangible Assets	3,248	3,248	3,248	3,248
Other Assets	83,837	83,837	83,837	83,837
Total Assets	$3,072,359	$3,101,759	$3,150,159	$3,125,297
Deposits	$2,638,654	$2,638,654	$2,638,654	$2,638,654
Borrowings	57,500	57,500	57,500	57,500
Subordinated Debt, Net	73,826	103,226	103,226	78,364
Other Liabilities	23,208	23,208	23,208	23,208
Total Liabilities	$2,793,188	$2,822,588	$2,822,588	$2,797,726
Preferred Equity	-	-	48,400	48,400
Common Equity	279,171	279,171	279,171	279,171
Total Equity	$279,171	$279,171	$327,571	$327,571
Total Liabilities & Equity	$3,072,359	$3,101,759	$3,150,159	$3,125,297
Consolidated Capital Ratios				
TCE / TA [4]	8.99%	8.91%	8.77%	8.84%
Tier 1 Leverage Ratio	9.11%	9.02%	10.48%	10.57%
CET1 Ratio	10.34%	10.32%	10.28%	10.30%
Tier 1 Risk-Based Capital Ratio	10.34%	10.32%	12.15%	12.17%
Total Risk-Based Capital Ratio	14.46%	15.59%	17.40%	16.46%
CRE / Bank Risk-Based Capital	492%	453%	401%	426%
C&D / Bank Risk-Based Capital	55%	51%	45%	48%

[1] Assumes a $30 million subordinated debt offering with a 1.50% placement fee and $150 thousand of fixed offering costs

[2] Sometime after the offering of the Sub Debt, the Company may conduct an offering of preferred stock (or depositary shares representing a fractional ownership interest in preferred stock); assuming a $50.0 million preferred stock or depositary share offering with a 2.50% underwriting spread and $350,000 of fixed offering costs, the net proceeds to the Company from the potential offering, if completed, would be $48.4 million; however, the amount and terms and conditions of any preferred stock or depositary shares will be subject to market conditions, and there can be no assurance that the Company will be able to issue any preferred stock or depositary shares on terms and conditions acceptable to it or at all; the offering of the Sub Debt is not contingent on the consummation of the potential offering of the preferred stock or depository shares

[3] Assumes $25 million subordinated notes due 2027 are redeemed (note: notes become redeemable July 2022; impact of redeeming debt shown for illustrative purposes)

[4] Represents a Non-GAAP financial measure; see Appendix for Non-GAAP reconciliation

Note: Dollars in thousands; assumes that offering proceeds are invested in 20% risk weighted assets; assumes 100% of net proceeds downstreamed to bank level capital

27

BRIDGEWATER BANCSHARES, INC.

Double Leverage and Debt Service Coverage

Historic and Pro Forma Double Leverage

	As Reported			Proposed Offering (Pro Forma Q1 2021 [1])	Potential Future Offering Considered (Pro Forma Q1 2021 [1])	Potential Use of Proceeds (Pro Forma Q1 2021 [1])
	2019	2020	Q1 2021	$30M Sub Debt	$30M Sub Debt +$50M Preferred	$30M Sub Debt +$50M Preferred Call $25M Sub Debt
Equity Investment in Subsidiaries	$254,497	$312,629	$326,349	$353,339	$401,739	$376,877
Consolidated Equity	$244,794	$265,405	$279,171	$279,171	$327,571	$327,571
Double Leverage Ratio	**104.0%**	**117.8%**	**116.9%**	**126.6%**	**122.6%**	**115.1%**

Historic and Pro Forma Debt Service Coverage

	As Reported			Proposed Offering (Pro Forma Q1 2021)	Potential Future Offering Considered (Pro Forma Q1 2021)	Potential Use of Proceeds (Pro Forma Q1 2021)
	2019	2020	Q1 2021	$30M Sub Debt	$30M Sub Debt +$50M Preferred	$30M Sub Debt +$50M Preferred Call $25M Sub Debt
Total Deposit Interest	23,996	19,813	3,671	3,671	3,671	3,671
Sub Debt Interest - $25M (Issued 2017)	1,556	1,572	388	388	388	–
Sub Debt Interest - $50M (Issued 2020)	–	1,537	697	697	697	697
Sub Debt Interest - $30M (Proposed Offering) [2]	–	–	–	274	274	274
Other Borrowing Interest	4,094	3,940	289	289	289	289
Total Interest Expense	29,646	26,862	5,045	5,319	5,319	4,931
Preferred Dividend (Pre-Tax) - $50M (Contemplated Future Offering) [3]	–	–	–	–	949	949
Total Pre-Tax Debt Service	29,646	26,862	5,045	5,319	6,268	5,880
Pre-Tax Income, GAAP	38,326	35,666	14,380	14,106	13,157	13,545
Debt Service Coverage (including deposit expense)	**2.3x**	**2.3x**	**3.9x**	**3.7x**	**3.1x**	**3.3x**
Debt Service Coverage (excluding deposit expense)	**7.8x**	**6.1x**	**11.5x**	**9.6x**	**6.1x**	**7.1x**
Pre-Tax Income, Adjusted [4]	38,326	42,709	14,380	14,106	13,157	13,545
Interest Coverage (including deposit expense)	**2.3x**	**2.6x**	**3.9x**	**3.7x**	**3.1x**	**3.3x**
Interest Coverage (excluding deposit expense)	**7.8x**	**7.1x**	**11.5x**	**9.6x**	**6.1x**	**7.1x**

[1] For illustrative purposes assumes 100% of net proceeds from capital offerings are downstreamed to bank level equity (except scenario with redemption of $25 million sub notes)

[2] Illustrative subordinated debt coupon of 3.25%; includes amortization of illustrative offering costs

[3] Illustrative preferred dividend of 6.00%; grossed up to a pre-tax basis at an assumed 21% tax rate in order to calculate pre-tax debt service coverage ratios

[4] Pre-tax income for 2020 adjusted to account for non-recurring expenses of $7.0 million; pro forma pre-tax income adjusted for illustrative sub debt coupon and pre-tax basis preferred stock dividend in order to calculate pre-tax debt service coverage ratios

Note: Dollars in thousands

28

• Gross loans excluding PPP loans are expected to be between $2.4 billion and $2.55 billion • Total deposits are expected to be between $2.6 billion and $2.75 billion • Net interest margin is expected to remain relatively stable between 3.45% and 3.60% • Provision for loan losses is expected to be between $1.0 million and $2.0 million, with little to no net charge- offs expected • Non-performing assets are expected to be relatively flat, in a range of $0.7 million to $0.8 million • Net Income for Q2 2021 is expected to be between $10 million to $11.5 million • Pre- provision net revenue, a non-GAAP financial measure, for Q2 2021 is expected to be between $15 million to $16.5 million Preliminary Observations: Q2 2021 29 Preliminary estimates of balance sheet and earnings for the quarter ended June 30, 2021 (as of June 25, 2021) Note: Preliminary estimates of balance sheet growth, operating metrics and asset quality for the quarter ended June 30, 2021 are based on quarter-to-date financial results through June 25, 2021; the observations set forth herein are estimates only, and the Company’s actual financial results may vary from such estimates; the Company has not finalized its financial statements as of and for the quarter ended June 30, 2021

Investor Highlights Investor Highlights 30 The vision to see banking differently. • Fundamentally sound community bank operating in attractive Twin Cities market ✓ Disciplined business model highlighted by focus on risk management ✓ Highly profitable and highly efficient ✓ Stable and valuable core deposit funding base, strong liquidity measures, ample capital • Long standing and highly respected franchise in Twin Cities banking, with a long track record of growth and stability producing attractive financial returns • Highly experienced and deep group of managers and business producers delivering on our cultural identity • Opportunistic organic growth strategy, driven through a combination of ongoing organic loan and core deposit growth from existing footprint and highly selective new branch development • Commercial Banking emphasis with a multifamily expertise, well managed through the Great Recession and through the recent COVID 19-related challenges • Disciplined underwriting standards exemplified by strong asset quality

Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Portfolio Characteristics – CRE NOO Loan Balance Outstanding $720,396 % of Total Loans, Gross 29.7% Number of Loans 346 Average Loan Size $2,082 Loan-to-Value (Weighted Average) 60.2% 5 Year Net Charge-Offs (%) 0.01% By Property Type Office 30.0% Retail 21.2% Industrial 21.5% Nursing/Assisted Living 10.6% Hotels 4.4% Restaurant 3.2% Other 9.1% Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) $720 Million 77% 4-6 Month Risk Rating Number of Loans 3/31/21 Total Pass 335 $ 687,771 Watch 9 29,544 Substandard 2 3,081 Total 346 $ 720,396 32 Note: Data as of March 31, 2021; dollars in thousands

By Property Square Footage Portfolio Characteristics – CRE NOO Office Loan Balance Outstanding $216,009 % of Total Loans, Gross 8.9% Number of Loans 99 Average Loan Size $2,182 Loan-to-Value (Weighted Average) 63.5% Investor Real Estate Secured: CRE NOO Retail Investor Real Estate Secured: CRE NOO Office 0-50k Sq Ft, 43.6% 50k - 125k Sq Ft, 20.7% 125k - 200k Sq Ft, 19.6% 200k+ Sq Ft, 16.1% $216 Million Risk Rating Number of Loans 3/31/21 Total Pass 99 $ 216,009 Watch -- Substandard -- Total 99 $ 216,009 33 Note: Data as of March 31, 2021; dollars in thousands

By Property Square Footage Portfolio Characteristics – CRE NOO Retail Loan Balance Outstanding $153,417 % of Total Loans, Gross 6.3% Number of Loans 100 Average Loan Size $1,534 Loan-to-Value (Weighted Average) 60.6% Investor Real Estate Secured: CRE NOO Retail Investor Real Estate Secured: CRE NOO Retail 0-25k Sq Ft, 51.4% 25k - 75k Sq Ft, 29.3% 75k - 125k Sq Ft, 11.0% 125k+ Sq Ft, 8.3% $153 Million Risk Rating Number of Loans 3/31/21 Total Pass 94 $ 141,152 Watch 4 9,184 Substandard 2 3,081 Total 100 $ 153,417 34 Note: Data as of March 31, 2021; dollars in thousands

By Property Square Footage Portfolio Characteristics – CRE NOO Industrial Loan Balance Outstanding $154,541 % of Total Loans, Gross 6.4% Number of Loans 67 Average Loan Size $2,307 Loan-to-Value (Weighted Average) 56.2% Investor Real Estate Secured: CRE NOO Retail Investor Real Estate Secured: CRE NOO Industrial 0-50k Sq Ft, 29.9% 50k - 125k Sq Ft, 28.9% 125k+ Sq Ft, 41.2% $155 Million Risk Rating Number of Loans 3/31/21 Total Pass 67 $ 154,541 Watch -- Substandard -- Total 67 $ 154,541 35 Note: Data as of March 31, 2021; dollars in thousands

*Based on state of primary real property collateral if available, otherwise borrower address is used Investor Real Estate Secured: CRE NOO Hotels Portfolio Characteristics – CRE NOO Hotels Loan Balance Outstanding $31,417 % of Total Loans, Gross 1.3% Number of Loans 6 Average Loan Size $5,236 Loan-to-Value (Weighted Average) 63.2% Twin Cities MSA 88.6% MN 11.4% $31 Million Investor Real Estate Secured: CRE NOO Hotels Risk Rating Number of Loans 3/31/21 Total Pass 3 $ 15,697 Watch 3 15,720 Substandard -- Total 6 $ 31,417 By Geography * 36 Note: Data as of March 31, 2021; dollars in thousands

Portfolio Characteristics – CRE NOO Restaurant Loan Balance Outstanding $22,933 % of Total Loans, Gross 1.0% Number of Loans 18 Average Loan Size $1,274 Loan-to-Value (Weighted Average) 59.6% Investor Real Estate Secured: CRE NOO Restaurant Investor Real Estate Secured: CRE NOO Restaurant Full-Service 39.8% Quick-Service 36.8% Tap Rooms 10.3% Coffee Shops & Bakeries 13.1% $23 Million 96% 4-6 Month Risk Rating Number of Loans 3/31/21 Total Pass 18 $ 22,933 Watch -- Substandard -- Total 18 $ 22,933 By Restaurant Type 37 Note: Data as of March 31, 2021; dollars in thousands

5-19 Units 15.7% 20-49 Units 27.4% 50-99 Units 27.0% 100+ Units 29.9% $665 Million Portfolio Characteristics – Multifamily Loan Balance Outstanding $665,415 % of Total Loans, Gross 27.4% Number of Loans 309 Average Loan Size $2,153 Loan-to-Value (Weighted Average) 61.7% 5 Year Net Charge-Offs (%) 0.00% Investor Real Estate Secured: CRE NOO Restaurant Investor Real Estate Secured: Multifamily 44% 56% 7-12 Month 100% Risk Rating Number of Loans 3/31/21 Total Pass 309 $ 665,415 Watch -- Substandard -- Total 309 $ 665,415 By Unit Type 38 Note: Data as of March 31, 2021; dollars in thousands

Residential 29.4% Multifamily 40.3% CRE Other 9.1% Land 21.2% $193 Million Twin Cities MSA 94.4% MN 0.4% Other States 5.2% By Property Type By Geography* Land Portfolio Composition Investor Real Estate Secured: CRE NOO Restaurant Investor Real Estate Secured: Construction and Development Portfolio Characteristics – C&D Loan Balance Outstanding $193,372 % of Total Loans, Gross 8.0% % Utilization of Commitments 32.5% Number of Loans 287 Average Loan Size $674 Loan-to-Value (Weighted Average) 63.7% 5 Year Net Charge-Offs (%) 0.00% Finished Lots, 20.4% Developed Land, 61.9% Undeveloped Land, 17.7% $41 Million 39 * Based on state of primary real property collateral if available, otherwise borrower address is used Note: Data as of March 31, 2021; dollars in thousands

Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Portfolio Characteristics – CRE OO Loan Balance Outstanding $79,665 % of Total Loans, Gross 3.3% Number of Loans 130 Average Loan Size $613 Loan-to-Value (Weighted Average) 58.8% 5 Year Net Charge-Offs (%) (0.01%) Office 29.6% Retail 12.9% Industrial 45.4% Restaurant 3.7% Other 8.4% $80 Million Real Estate Secured: CRE Owner Occupied 4-6 Month Risk Rating Number of Loans 3/31/21 Total Pass 126 $ 78,795 Watch -- Substandard 4 870 Total 130 $ 79,665 By Property Type 40 Note: Data as of March 31, 2021; dollars in thousands

Real Estate and Rental and Leasing, 32.8% Construction, 22.4% Manufacturing, 12.7% Finance & Insurance, 9.5% Other, 7.5% Professional Services, 6.2% Wholesale/Retail Trade, 5.7% Accomodation & Food Services, 3.2% $301 Million Portfolio Characteristics – C&I Loan Balance Outstanding $301,023 % of Total Loans, Gross 12.4% Number of Loans 709 Average Loan Size $425 Number of Relationships 450 5 Year Net Charge-Offs (%) 0.03% Commercial and Industrial 4-6 Month Risk Rating Number of Loans 3/31/21 Total Pass 689 $ 271,737 Watch 13 28,013 Substandard 7 1,273 Total 709 $ 301,023 By Industry * 41 *Distribution by North American Industry Classification System (NAICS); any industries included in Other category are individually < 3% of total portfolio Note: Data as of March 31, 2021; dollars in thousands

Note: Dollars in thousands Loan Portfolio Repricing Loan Portfolio – Repricing Composition 17.6%, Adjustable 23.0%, Variable 59.4%, Fixed Variable/Adjustable Loans vs. Rate Floors Fixed/Adjustable Years to Maturity/Repricing 88% 76% 61% 63% 81% 85% 12% 24% 39% 37% 19% 15% $238,810 $291,276 $275,243 $216,160 $353,341 $497,337 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years > 5 Years Fixed Adjustable Index Rate At Floor 0 to -25 bps -26 to -50 bps -51 to -75 bps -76 to -100 bps > -100 bps Total PRIME 301,052 $ 24,539 $ 5,079 $ 26 $ 115 $ 62 $ 330,873 $ Libor 139,672 11,820 - - 15,131 - 166,623 2 Yr FHLB 8,185 - - - - - 8,185 3 Yr FHLB 56,124 - - - - - 56,124 5 Yr FHLB 47,823 - - - - - 47,823 1 Yr CMT 3,779 - - - - - 3,779 2 Yr CMT - - 8,519 - - - 8,519 3 Yr CMT 48,408 3,680 2,358 7,371 10,014 11,355 83,186 5 Yr CMT 164,425 1,891 2,705 6,372 1,714 11,487 188,594 10 Yr CMT 532 - - - - - 532 Total 770,000 $ 41,930 $ 18,661 $ 13,769 $ 26,974 $ 22,904 $ 894,237 $ 42

$1,954,959 $2,152,398 $2,206,807 $2,301,328 $2,389,919 5.17% 5.01% 4.93% 4.87% 4.72% 4.90% 4.76% 4.69% 4.59% 4.50% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Average Loans Loan Yield Loan Yield Excluding Fees *Yield is adjusted to exclude PPP loans Note: Dollars in thousands Spot Rate 2.59% Spot Rate 4.37%* Spot Rate 0.70% Spot Rate 0.67% Net Interest Drivers $282,914 $295,352 $339,387 $371,463 $382,643 3.43% 3.13% 2.68% 2.70% 2.76% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Average Investments Investment Yield $1,374,864 $1,501,946 $1,597,127 $1,687,342 $1,835,530 1.67% 1.38% 1.21% 0.96% 0.81% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Average Interest Bearing Deposits Cost of Int. Bearing Deposits $1,374,864 $1,501,946 $1,597,127 $1,687,342 $1,835,530 $444,201 $603,456 $615,214 $654,299 $676,173 $234,463 $237,056 $214,758 $187,964 $137,998 1.44% 1.17% 1.12% 0.92% 0.77% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Avg. Interest Bearing Deposits Avg. Noninterest Bearing Deposits Avg. Borrowings Cost of Liability Funding Average Investments and Yield Average Loans and Yield* Cost of Interest Bearing Deposits Cost of Liability Funding 43

Interest Rate Sensitivity 44 • The following table summarizes the potential changes to the Company’s net interest income using a base case scenario given an immediate change in interest rates as the specified levels based on forecasted assumptions of prepayment speeds, nominal interest rates and loan and deposit repricing rates • Estimates are based on current economic conditions, historical interest rate cycles and other factors deemed to be relevant Net Interest Income Impact Interest Rate Scenario Year 1 + 400bps 10.8% + 300bps 7.7% + 200bps 4.5% + 100bps 1.9% - 100bps (2.7%) Note: Data as of March 31, 2021

BRIDGEWATER BANCSHARES, INC.

Reconciliation of Annual Non-GAAP Measures

This Confidential Investor Presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this Confidential Investor Presentation may not be comparable to other similarly titled measures as calculated by other companies.

Efficiency Ratio	As of and for the year ended December 31 for year end data, 2018	2018*	2019	2019*	2020	2020*
Noninterest Expense	$ 31,562	$ 31,562	$ 36,932	$ 36,932	$ 45,387	$ 45,387
Less: Amortization of Tax Credit Investments	-	(3,293)	-	(3,225)	-	(738)
Less: FHLB Advances Prepayment Fee	-	-	-	-	-	(7,043)
Less: Amortization Intangible Assets	(191)	(191)	(191)	(191)	(191)	(191)
Adjusted Noninterest Expense	$ 31,371	$ 28,078	$ 36,741	$ 33,516	$ 45,196	$ 37,415
Net Interest Income	$ 64,738	$ 64,738	$ 74,132	$ 74,132	$ 87,964	$ 87,964
Noninterest Income	2,543	2,543	3,826	3,826	5,839	5,839
Less: (Gain) Loss on Sales of Securities	125	125	(516)	(516)	(1,503)	(1,503)
Adjusted Operating Revenue	$ 67,406	$ 67,406	$ 77,442	$ 77,442	$ 92,300	$ 92,300
Efficiency Ratio	46.5%	41.7%	47.4%	43.3%	49.0%	40.5%

Tangible Common Equity & Tangible Common Equity/Tangible Assets	As of and for the year ended December 31 for year end data, 2018	2019	2020
Common Equity	$ 220,998	$ 244,794	$ 265,405
Less: Intangible Assets	(3,678)	(3,487)	(3,296)
Tangible Common Equity	$ 217,320	$ 241,307	$ 262,109
Total Assets	$ 1,973,741	$ 2,268,830	$ 2,927,345
Less: Intangible Assets	(3,678)	(3,487)	(3,296)
Tangible Assets	$ 1,970,063	$ 2,265,343	$ 2,924,049
Tangible Common Equity/Tangible Assets	11.03%	10.65%	8.96%

Tangible Book Value Per Share	2018	2019	2020
Book Value Per Common Share	$ 7.34	$ 8.45	$ 9.43
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 7.22	$ 8.33	$ 9.31
Total Common Shares	30,097,274	28,973,572	28,143,493

*Efficiency Ratio is adjusted to exclude the historic tax credit amortization, FHLB prepayment fees and gains on sales of securities
Note: Dollars in thousands

45

BRIDGEWATER BANCSHARES, INC.

Reconciliation of Quarterly Non-GAAP Measures

This Confidential Investor Presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this Confidential Investor Presentation may not be comparable to other similarly titled measures as calculated by other companies.

	As of and for the quarter ended,									
Efficiency Ratio	**March 31, 2020**	**March 31, 2020***	**June 30, 2020**	**June 30, 2020***	**September 30, 2020**	**September 30, 2020***	**December 31, 2020**	**December 31, 2020***	**March 31, 2021**	**March 31, 2021***
Noninterest Expense	$ 9,746	$ 9,746	$ 10,711	$ 10,711	$ 9,672	$ 9,672	$ 15,258	$ 15,258	$ 10,923	$ 10,923
Less: Amortization of Tax Credit Investments	-	(85)	-	(362)	-	(145)	-	(146)	-	(118)
Less: FHLB Advances Prepayment Fee	-	-	-	(1,430)	-	-	-	(5,613)	-	-
Less: Amortization Intangible Assets	(48)	(48)	(47)	(47)	(48)	(48)	(48)	(48)	(48)	(48)
Adjusted Noninterest Expense	$ 9,698	$ 9,613	$ 10,664	$ 8,872	$ 9,624	$ 9,479	$ 15,210	$ 9,451	$ 10,875	$ 10,757
Net Interest Income	$ 20,102	$ 20,102	$ 21,342	$ 21,342	$ 21,679	$ 21,679	$ 24,841	$ 24,841	$ 25,395	$ 25,395
Noninterest Income	1,719	1,719	1,977	1,977	1,157	1,157	986	986	1,008	1,008
Less: Gain on Sales of Securities	(3)	(3)	(1,361)	(1,361)	(109)	(109)	(30)	(30)	-	-
Adjusted Operating Revenue	$ 21,818	$ 21,818	$ 21,958	$ 21,958	$ 22,727	$ 22,727	$ 25,797	$ 25,797	$ 26,403	$ 26,403
Efficiency Ratio	44.4%	44.1%	48.6%	40.4%	42.3%	41.7%	59.0%	36.6%	41.2%	40.7%

	As of and for the quarter ended,				
Tangible Common Equity & Tangible Common Equity/Tangible Assets	**March 31, 2020**	**June 30, 2020**	**September 30, 2020**	**December 31, 2020**	**March 31, 2021**
Common Equity	$ 248,143	$ 257,190	$ 265,432	$ 265,405	$ 279,171
Less: Intangible Assets	(3,439)	(3,391)	(3,344)	(3,296)	(3,248)
Tangible Common Equity	$ 244,704	$ 253,799	$ 262,088	$ 262,109	$ 275,923
Total Assets	$ 2,418,730	$ 2,754,463	$ 2,774,564	$ 2,927,345	$ 3,072,359
Less: Intangible Assets	(3,439)	(3,391)	(3,344)	(3,296)	(3,248)
Tangible Assets	$ 2,415,291	$ 2,751,072	$ 2,771,220	$ 2,924,049	$ 3,069,111
Tangible Common Equity/Tangible Assets	10.13%	9.23%	9.46%	8.96%	8.99%

Tangible Book Value Per Share	**March 31, 2020**	**June 30, 2020**	**September 30, 2020**	**December 31, 2020**	**March 31, 2021**
Book Value Per Common Share	$ 8.61	$ 8.92	$ 9.25	$ 9.43	$ 9.92
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 8.49	$ 8.80	$ 9.13	$ 9.31	$ 9.80
Total Common Shares	28,807,375	28,837,560	28,710,775	28,143,493	28,132,929

*Efficiency Ratio is adjusted to exclude the historic tax credit amortization, FHLB prepayment fees and gains on sales of securities

Note: Dollars in thousands

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BRIDGEWATER BANCSHARES, INC.

Reconciliation of Non-GAAP Measures – Pre-Provision

This Confidential Investor Presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this Confidential Investor Presentation may not be comparable to other similarly titled measures as calculated by other companies.

	Year ended December 31,			Quarter Ended March 31, 2021	
Pre-Provision Net Revenue	**2018**	**2019**	**2020**	**Quarter**	**Annualized**
Noninterest Income	$ 2,543	$ 3,826	$ 5,839	$ 1,008	$ 4,032
Less: Gain on sales on Securities	125	(516)	(1,503)	-	-
Total Operating Noninterest Income	2,668	3,310	4,336	1,008	4,032
Plus: Net Interest Income	64,738	74,132	87,964	25,395	101,580
Net Operating Revenue	67,406	77,442	92,300	26,403	105,612
Noninterest Expense	31,562	36,932	45,387	10,923	43,692
Less: Amortization of Tax Credit Investments	(3,293)	(3,225)	(738)	(118)	(472)
Less: FHLB Advances Prepayment Fees	-	-	(7,043)	-	-
Total Operating Noninterest Expense	28,269	33,707	37,606	10,805	43,220
Pre-Provision Net Revenue	$ 39,137	$ 43,735	$ 54,694	$ 15,598	$ 62,392
Plus:					
Non-Operating Revenue Adjustments	(125)	516	1,503	-	-
Less:					
Provision for Loan Losses	3,575	2,700	12,750	1,100	4,400
Non-Operating Expense Adjustments	3,293	3,225	7,781	118	472
Provision for Income Taxes	5,224	6,923	8,472	3,709	14,836
Net Income	$ 26,920	$ 31,403	$ 27,194	$ 10,671	$ 42,684
Average Assets	$ 1,777,592	$ 2,114,211	$ 2,617,579	$ 2,940,262	$ 2,940,262
Pre-Provision Net Revenue Return on Average Assets	2.20%	2.07%	2.09%	2.15%	2.15%

Note: Dollars in thousands

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